Exhibit 99.2

THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT Q3 2026 IR PRESENTATION

MILLER INDUSTRIES FORWARD LOOKING STATEMENTS SAFE HARBOR STATEMENT Certain statements in this presentation may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “could”, “continue”, “future”, “potential”, “believe”, “project”, “plan”, “intend”, “seek”, “estimate”, “predict”, “expect”, “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include, without limitation: any statements relating to our 2026 guidance (including under the heading “2026 Guidance”) and expected production levels; the growth and effect of the drivers of our long-term business performance; our domestic production capacity expansion plans and plans relating to the Jige expansion and Boniface facility efficiency improvements (including, in each case, the timing thereof and anticipated impact on our business); future customer demand levels; future backlog levels; the potential easing of geopolitical tensions; acquisition related costs and the success and timing of integration plans related to Omars; expectations regarding the industry cost environment and the Company’s cost control and operational efficiency initiatives; the Company’s capital allocation strategy; the timing and success of the Company’s new product launch; and any potential upside from pending military contracts and their potential effect on revenue and earnings growth. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: our dependence upon outside suppliers for component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products leaves us subject to changes in price and availability, the cadence and quantity of deliveries from our suppliers, and delays in receiving supplies of such materials, component parts or chassis; our customers’ and towing operators’ access to capital and credit to fund purchases; the continuing impact of existing tariffs, the implementation of new or increased tariffs and any resulting trade wars, and any resulting macroeconomic uncertainty; the rising costs of equipment ownership, including continuing increases in insurance premiums and elevated interest rates that have added cost pressures to our end users, and fluctuations in the value of used trucks; macroeconomic trends, availability of financing, and changing interest rates; our customers’ ability to fund purchases of our products; special risks from our sales to U.S. and other governmental entities through prime contractors and the ability of counterparties to military commitments and contracts to adjust, delay or cancel such commitments or contracts based on the availability of funding or financing, or under the terms of existing contractual arrangements or applicable law; various international political, economic and other uncertainties, including as a result of new or ongoing military conflicts in the Middle East and Ukraine, which may continue to adversely impact our customer spending patterns; volatility in fuel and other transportation costs, including as a result of the geopolitical tensions in the Middle East and the disruptions in international shipping through the Strait of Hormuz; increases in the cost of skilled labor; risks relating to our indebtedness, including our ability to maintain compliance with the covenants in our credit facility; the cyclical nature of our industry and changes in consumer confidence and in economic conditions in general; changes in insurance costs and weather conditions; competition in our industry and our ability to attract or retain customers; changes in government regulations, including environmental and health and safety regulations; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in the tax regimes and related government policies and regulations in the countries in which we operate; our dependence on the continued participation and level of service of our numerous independent distributors; the catastrophic loss of one of our manufacturing facilities; risks relating to acquisitions; environmental and health and safety liabilities and requirements; failure to comply with domestic and foreign anti-corruption laws; loss of the services of our key executives; the effects of regulations relating to conflict minerals; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; fluctuations of our stock price and involvement with activist shareholders; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; risks related to our use of artificial intelligence, including generative artificial intelligence and machine learning; and those other risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which discussion is incorporated herein by this reference. Such factors are not exclusive. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

MILLER INDUSTRIES OVERVIEW THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT LIGHT-DUTY RECOVERY CAR CARRIER SPECIALTY TRANSPORT MEDIUM- & HEAVY-DUTY RECOVERY ROTATORS MILITARY RECOVERY NYSE: MLR FOUNDED IN 1990 HEADQUARTERS - OOLTEWAH, TN OPERATIONS IN TN, PA, ENGLAND, FRANCE, AND ITALY 1,500+ EMPLOYEES GLOBALLY COMPANY PROFILE

“ MILLER INDUSTRIES CORE PHILOSOPHY WE HAVE THE BEST PEOPLE, THE BEST PRODUCTS, AND THE BEST DISTRIBUTION NETWORK IN THE TOWING AND RECOVERY INDUSTRY.” - BILL MILLER - 1990

“ MILLER INDUSTRIES OUR TEAM THANK YOU TO OUR GLOBAL TEAM

MILLER INDUSTRIES THIRD QUARTER 2026 QUARTERLY KEY METRICS Q3 YOY - Increased 18.8% Q3 ’26 vs Q2 ’26 - Decreased 11.6% REVENUE GROSS PROFIT - 14.0% $212.2M $29.8M NET INCOME - 3.0% $6.1M EPS, DILUTED $0.53 $5.1M CASH RETURNED TO SHAREHOLDERS Q3 YOY - Increased 17.6% Q3 ’26 vs Q2 ’26 - Decreased 17.1% Q3 YOY - Increased 97.2% Q3 ’26 vs Q2 ’26 - Decreased 16.4% Q3 YOY - Increased 96.3% Q3 ’26 vs Q2 ’26 - Decreased 15.9% $421.9M SHAREHOLDERS’ EQUITY SHARE REPURCHASE + DIVIDEND Diluted Shares: 11,485,478

MILLER INDUSTRIES DOMESTIC OVERVIEW 2026 DOMESTIC MARKET OUTLOOK ■ NEW PRODUCT LAUNCH ■ CHASSIS UPDATE ■ RETAIL ACTIVITY ■ PRODUCTION LEVELS ■ PRODUCT MIX

MILLER INDUSTRIES EXPORT OVERVIEW 2026 EXPORT OUTLOOK ■ STRONG BACKLOG ■ JIGE EXPANSION Q1 2027 ■ BONIFACE FACILITY EFFICIENCY IMPROVEMENTS ■ OMARS INTEGRATION

MILLER INDUSTRIES MILITARY MILITARY ACTIVITY ■ PRE-PRODUCTION AND TEST UNITS CURRENTLY IN PRODUCTION ■ MAJORITY OF REVENUE TO BE RECOGNIZED IN 2028 & 2029 ■ SIGNIFICANT VALUE OF OUTSTANDING RFQ S IN PROCESS

MILLER INDUSTRIES EXPANSION OOLTEWAH EXPANSION UPDATE ■ BUILDING CONSTRUCTION BEGAN IN SEPTEMBER 2026 ■ BUILDING STEEL SCHEDULED TO ARRIVE IN JANUARY 2027 ■ CAPITAL EXPENDITURES TO INCREASE THROUGHOUT 2026 & 2027, VAST MAJORITY FUNDED THROUGH OPERATING CASH FLOW

MILLER INDUSTRIES CAPITAL ALLOCATION CAPITAL ALLOCATION STRATEGY ■QUARTERLY DIVIDEND ■SHARE REPURCHASE ■WORKING CAPITAL ■M&A OPPORTUNITIES ■INNOVATION ■AUTOMATION ■HUMAN CAPITAL ■CAPACITY EXPANSION

MILLER INDUSTRIES GUIDANCE 2026 GUIDANCE ■ REVENUE $850 - $900M FOR FY2026 ■ FY2026 EPS IN LINE WITH FY2025 ■ FY2026 GROSS MARGIN APPROX. 14%

MILLER INDUSTRIES INVESTOR RELATIONS INVESTOR RELATIONS SCHEDULE 2026 ■ THREE PART ADVISORS SOUTHWEST IDEAS CONFERENCE 11/18 ■ ROADSHOWS TBD ■ REACH OUT TO INVESTOR.RELATIONS@MILLERIND.COM FOR MORE INFORMATION

MILLER INDUSTRIES QUESTION & ANSWER Q&A

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